Exhibit 99.2

NASDAQ: OMRI Innovative Solutions for a Healthier World Cowen and Company 28th Annual Health Care Conference Robert Taub, Chief Executive Officer March 17, 2008

SAFE HARBOR STATEMENT During the course of this presentation the Company or its representatives may make forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, including those relating to future events or the future financial performance of the Company, are based on management's current expectations and are subject to certain risks and uncertainties that could cause actual events or results to differ materially from those in the forward-looking statements. These documents contain important factors that could cause actual results to differ materially from those contained in any forward- looking statement of the Company made in connection with this presentation. Information on other potential risks and uncertainties not discussed herein may be found in the Company's filings with the Securities and Exchange Commission.

COMPANY OVERVIEW BIOSURGERY CONVERGENCE PRODUCTS A fully integrated biosurgery company with expertise in biologic/device combination products

INVESTMENT HIGHLIGHTS Financial Strength Revenues from 6 commercialized products (2 in U.S.) Biosurgery sales grew 91% during 2006 and 44% during 2007 Biosurgery sales are projected to grow 75% in 2008 Immunotherapy sales, other than VIG, are steady at ~$30+ million per year Profitable since IPO Successful execution Two BLA's approved in the last 2 years Received FDA approval of Evicel and Evithrom with general hemostasis in surgery indication Submitted Evicel for general hemostasis in surgery in the EU Marketing, distribution and development partnership with Ethicon, Inc. Mature relationship with Ethicon, Inc., a Johnson & Johnson company, the major player in wound closure and wound management, including hemostasis

INVESTMENT HIGHLIGHTS Establishing presence in growing and under-penetrated markets with our existing biosurgery products Expanding market share with Evicel following FDA approval of General Hemostasis in surgery indication (Jan. 2008) EU approval of Evicel for general hemostasis in surgery expected in 3Q08 Multiple product and market opportunities within and outside of Ethicon relationship Visible pipeline of near-term and medium-term biosurgery product launches Thrombin-based combination products Adhexil for post-surgical adhesion prevention (open/minimally invasive) Fibrin Patch to address unmet medical need Other product extensions (e.g. Aeris Therapeutics)

GROWTH STRATEGY Execute and expand Ethicon, Inc. partnership Introduce hemostasis products in territories not licensed to Ethicon, including Far East (e.g. Japan) Develop additional product extensions Develop new products outside of Ethicon partnership Achieve continued growth while maintaining financial discipline

ETHICON PARTNERSHIP OVERVIEW Exclusive supply, distribution and development agreement OMRIX receives substantial revenue share Ethicon expands leadership position in hemostasis market Development funding Sales & marketing Development Regulatory Manufacturing / Supply ONE-STOP-SHOP FOR SURGICAL HEMOSTATS

MARKET OPPORTUNITY - HEMOSTASIS Source: IMS data, Company Reports and OMRIX Estimates Note: $ in millions Fibrin Sealants & Thrombin Products Fibrin Patch Active Hemostats The fastest growing segment of the surgical sealant market Fibrin Sealants & Thrombin Products 2006 2011 CAGR = 10% $700 (WW) $1,200 (WW)

Gelatin/ Collagen-Based Cellulose-Based Price per procedure ~$50 - $100 Passive Hemostats Action: Mechanical MARKET SHIFT: TOWARD ACTIVE AND ADVANCED HEMOSTATS Advanced Hemostats Action: Combination of mechanical and physiological Fibrin Patch Price per procedure TBD Active Hemostats Action: Physiological Fibrin Sealants Evicel(tm) / Quixil(tm) Evithrom / Thrombin Price per procedure ~$200 - $500

EVICEL: LIQUID FIBRIN SEALANT EVICEL: LIQUID FIBRIN SEALANT COMPETITIVE ADVANTAGES Ease of use, safety & efficacy Fast (ready to use in less than one minute after thawing) Only commercially available bovine-free and aprotinin-free, fibrin sealant Forms clear, stable clot that anchors firmly to bleeding site New laparoscopic device

EVICEL SALES ARE GROWING RAPIDLY

EVITHROM EVITHROM COMPETITIVE ADVANTAGES Safety Human only (no bovine) Ease of use Ready to use in less than one minute (refrigerated) No mixing or reconstitution required Kitted product (Thrombin plus gelatin)

BIOSURGERY PRODUCT PIPELINE General Hemostasis in surgery Thrombin** Adhesion Prevention Adhexil Phase II Phase III Phase I Preclinical Indication Program Management of brisk bleeding; use on active bleeding sites Fibrin Patch General Hemostasis in surgery Evicel TM * (US) General Hemostasis in surgery Evithrom Adhesion Prevention Adhexil Phase II Phase III Phase I Preclinical Indication Program Management of brisk bleeding; use on active bleeding sites Fibrin Patch General Hemostasis in surgery Evicel TM * (US) General Hemostasis in surgery Thrombin** Adhesion Prevention Adhexil Phase II Phase III Phase I Preclinical Indication Program Management of brisk bleeding; use on active bleeding sites Fibrin Patch General Hemostasis in surgery Evicel TM * (US) Adhesion prevention Adhexil Phase II Phase III Phase I Preclinical Indication Program Mgmt of mild, moderate and severe bleeding; use on active bleeding sites Fibrin Patch General Hemostasis in surgery Evicel TM (EU) Spine / Orthopedic

"CAPITALIZING ON CONVERGENCE" "Still another example is an exciting ETHICON, Inc. solution in development for heavy bleeding, the world's leading cause of death due to injury. Scientists from ETHICON have teamed up with Omrix Biopharmaceuticals and our biologics manufacturing team at Centocor, Inc. to create an absorbable patch that can manage the entire spectrum of bleeding. Proprietary biologics embedded in the patch form an instant clot when they come in contact with the wound. This product, which is in early phases of clinical testing, is just one of many product and technology convergence projects across the Company." William C. Weldon Chairman, Board of Directors, and Chief Executive Officer March 12, 2008 Johnson & Johnson 2007 Annual Report

FIBRIN PATCH: BREAKTHROUGH CONVERGENCE PRODUCT Product Overview Addressing unmet medical need Convergence of Johnson & Johnson's matrix with OMRIX's biologicals Global Market Opportunity $400M+ Annually Competitive Advantages Multiple barriers to entry Lack of comparable product on market or in development "#1 project in Ethicon pipeline" Dan Wildman, President Johnson & Johnson Wound Management

FIBRIN PATCH: TECHNOLOGY Oxidized Regenerated Cellulose (ORC) Ease of handling Stable material Known material Non Woven Fibers Increased surface area for application of biologic powders Known material BAC and Thrombin Powder Combination of mechanical and physiological Strong adherence characteristics Known ingredients

FIBRIN PATCH: BREAKTHROUGH CONVERGENCE PRODUCT Severe Oozing

FIBRIN PATCH: THE PROBLEM The Human Body Contains: 50 miles of blood vessels 5 Liters of blood

FIBRIN PATCH: THE PROBLEM

FIBRIN PATCH: THE PROBLEM FIBRIN PATCH: THE PROBLEM

DEMONSTRATION OF FIBRIN PATCH

FIBRIN PATCH STUDY A randomized, controlled clinical study evaluating the superiority of Fibrin Patch compared to SURGICEL Soft Tissue (Retroperitoneal/Intra-Abdominal/Thoracic/Pelvic) Pancreatic resection, peri-aortic node dissection, pulmonary resection, esophageal resection, partial nephrectomy, radical hysterectomy, tumor de-bulking, prostatectomy, Low Anterior Colon resection, Anterior/Posterior Colon resections Efficacy Endpoint Primary endpoint: Time to hemostasis at 4 min. with no re-bleeding during a subsequent 6 min. observation period Sample Size: Minimal: 90 subjects for safety and efficacy Maximal: 210 subjects At least 100 subjects on Fibrin Patch Randomization 2:1 Fibrin Patch: SURGICEL Group sequential for statistical design Interim analysis at 90 subjects with additional enrollment to satisfy FDA requirements

FIBRIN PATCH Trauma Burden 160,000 deaths/year (U.S.) Leading cause of life-years lost Exceeds cancer and heart disease Leading cause of death in ages 1-44 (U.S.) Societal cost ~$260 billion annually 5 million deaths/year globally By 2020, traumatic injuries are projected to be the 3rd leading cause of death worldwide, surpassing communicable diseases as the leading cause of disability-adjusted life years lost

BEYOND HEMOSTASIS: MARKET OPPORTUNITIES OMRIX Biopharmaceuticals, Inc. Healing Adhesion Prevention Product Extensions Spine / Orthopedic Internal Wound Bleeding Hemostasis Ethicon Other Partners

ADHEXIL Anti-Adhesion Product Candidate Kit containing a human, fibrin-based, absorbable adhesion barrier Made from plasma proteins Indication Prevention of post-operative adhesions Development Status Initiated Phase I/II safety and efficacy study (10/07) Will enroll 25 patients with bilateral ovarian disease and identified adhesions undergoing gynecological surgery Three centers in the U.S. & EU Primary Endpoint: Preventing and/or reducing post-operative adhesions Upcoming Milestones Initiate Phase III: 3Q08 Regulatory Filing: Mid-09 Launch: 2Q10

ADHEXIL Large and Growing Market Initial target market: laparoscopic gynecology ($150-200M) In gynecological surgeries, pelvic adhesions have been found in 56-100% of patients undergoing "second look" laparoscopy Other potential markets: abdominal, cardiac Partnership Status Seeking partner in 2008 Significant competitive advantages Easy to use vs. other anti-adhesion products and product candidates Spray is applied using a laparoscope No other product or product candidate works as well in a wet environment Large and growing market opportunity Clinical and business development, regulatory, and commercialization milestones in 2008, 2009 and 2010, respectively Low clinical development risk

AERIS PARTNERSHIP Manufacturing and supply agreement Supply fibrin sealant for pre-clinical, clinical and commercial use worldwide in Biologic Lung Volume Reduction (BLVR) System for treatment of severe emphysema Aeris' product candidate combines OMRIX's fibrin sealant with other therapeutic components Administered in minimally invasive procedure to the most damaged over- inflated regions of lung to improve breathing function by gradually shrinking treated areas. 3.8 million patients in the U.S. alone have been diagnosed with emphysema* Status: Phase II (U.S.) *National Center for Health Statistics

UPCOMING MILESTONES PRODUCT 2008 2009 Evicel US Launch and EU Approval for General Hemostasis Launch in EU Fibrin Patch Initiate Clinical Trial BLA Filing Adhexil Completion of Phase I/II Initiate Phase III BLA Filing IVIG (U.S.) Complete Phase III File BLA US Approval HEP B Approval in Sweden

FINANCIAL OVERVIEW

FINANCIAL HIGHLIGHTS ($ IN MILLIONS, EXCEPT PER SHARE DATA) FY 2006 FY 2007 OPERATING RESULTS OPERATING RESULTS OPERATING RESULTS OPERATING RESULTS Product Sales $56.9 $51.9 FY08 Guidance $64-67 Total Revenue $63.8 $61.7 Operating Income $20.9 $5.9 Net Income $23.0 $11.9 Diluted EPS $1.65 $0.69 FINANCIAL POSITION FINANCIAL POSITION FINANCIAL POSITION FINANCIAL POSITION Cash & Short-term Investments $80.8 $80.9 Working Capital $94.9 $110.4 Total Assets $121.6 $145.3 Stockholder's Equity $96.1 $118.6 *Note; 2006 figures include $21.2 million in non-recurring sales under the UK contract for VIG.

INVESTMENT HIGHLIGHTS An industry leader in biosurgery convergence products 75% growth target for biosurgery product sales in 2008 vs. 2007 Approved and marketed products addressing large, under-served markets in the U.S. and EU Experienced management and product development teams Profitable since IPO

NASDAQ: OMRI Innovative Solutions for a Healthier World Cowen and Company 28th Annual Health Care Conference Robert Taub, Chief Executive Officer March 17, 2008